UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CGRN	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement

The information set forth below under Item 1.03 of this Current Report on Form 8-K regarding the TSA (as defined below) is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership

Voluntary Petition for Bankruptcy

On September 28, 2023 (the “Petition Date”), Capstone Green Energy Corporation (the “Company”) and its wholly-owned subsidiaries, Capstone Turbine International, Inc. (“Capstone Turbine International”) and Capstone Turbine Financial Services, LLC, (together with the Company, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Capstone Green Energy Corporation, et al.”

The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To facilitate their transition into Chapter 11, the Debtors filed a variety of “first day” motions seeking customary relief intended to enable the Debtors to continue ordinary course operations during the Chapter 11 Cases by, among other things, making payments upon, or otherwise honoring, certain obligations that arose prior to the Petition Date.

The Company will seek an order (the “NOL Order”), regarding the Company’s common stock, par value $0.001 per share (the “Common Stock”). The NOL Order, if approved by the Bankruptcy Court, will be designed to assist the Debtors in preserving certain of their tax attributes by establishing among other things, procedures (including notice requirements) that certain stockholders and potential stockholders must comply with regarding transfers of the Common Stock, as well as certain obligations with respect to notifying the Debtors with respect to current stock ownership.

Transaction Support Agreement and Plan

On September 28, 2023, the Debtors entered into a Transaction Support Agreement (the “TSA”) with Goldman Sachs Specialty Lending Group, L.P., in its capacity as collateral agent (the “Collateral Agent”) under that certain Amended and Restated Note Purchase Agreement, dated as of October 1, 2020 (as amended, the “Note Purchase Agreement”), and Broad Street Credit Holdings LLC, an affiliate of the Collateral Agent, in its capacity as purchaser (“Purchaser” and, together with the Collateral Agent, the “Pre-Petition Secured Parties”) under the Note Purchase Agreement. The TSA contemplates a restructuring of the Debtors on the terms set forth in the TSA, including consummation of the Debtors’ Plan (as defined below).

On the Petition Date, the Debtors filed with the Bankruptcy Court a joint prepackaged chapter 11 plan of reorganization (as amended, restated, supplemented or otherwise modified from time to time, the “Plan”; capitalized terms used but not otherwise defined in this Current Report on Form 8-K having the meanings given to them in the Plan or TSA, as applicable). The TSA and Plan contemplate the Debtors effectuating certain transactions (collectively, the “Restructuring Transactions”), pursuant to which, among other things, the Company shall become a private company (“Reorganized PrivateCo”) that shall continue to own assets consisting of (i) right, title, and interest in and to the certain trademarks of Capstone and (ii) all assets relating to distributor support services (the “Retained Assets”), and Capstone Turbine International shall be re-named Capstone Green Energy Corporation and expects to be a successor to Capstone for purposes of Securities and Exchange Commission ( “SEC”) reporting following emergence. All liabilities and assets other than those directly related to the Retained Assets and otherwise described in the Plan will be transferred to a newly formed subsidiary of Reorganized PublicCo (“New Subsidiary”), which shall be the primary operating entity.

Under the Plan, all holders of Allowed General Unsecured Claims will receive payment in full in cash or such other treatment so as to render such claim unimpaired under the Bankruptcy Code. The Purchaser will receive one hundred percent (100%) of the equity interests in Reorganized PrivateCo in exchange for an agreed-upon portion of its pre-petition secured claim (the “Pre-Petition Secured Claim”) and, in its capacity as DIP Purchaser, an agreed-upon portion of its DIP Claim.

Additionally, as part of the Plan, on the Petition Date the Debtors filed with the Bankruptcy Court that certain Preferred Units Term Sheet (the “Preferred Term Sheet”). Pursuant to the Preferred Term Sheet, Reorganized PublicCo shall own common units representing 62.5% equity ownership in the New Subsidiary, and contribute to Reorganized PrivateCo Series A Preferred Units of New Subsidiary (the “Preferred Units”) with an aggregate value representing non-dilutable 37.5% equity ownership in the New Subsidiary on an as-converted basis. The deemed aggregate purchase price for the Preferred Units shall be 37.5% of the emergence value of the New Subsidiary as determined pursuant to the Plan. The Preferred Units shall rank senior in all respects to the New Subsidiary’s common units and subordinate to the New Subsidiary’s existing and future indebtedness, and the Preferred Units shall be entitled to vote with the New Subsidiary’s common units on an as-converted basis. The holders of the Preferred Units shall also (i) have certain dividend rights, preemptive rights, registration rights, redemption rights, conversion rights (equal to 37.5% of the common units deemed outstanding, on a non-dilutable basis) and a liquidation preference and (ii) subject the Company to certain affirmative and negative covenants.

The Company expects, based on the agreed upon terms in the TSA and the Plan (including the Preferred Term Sheet), that its stockholders will receive their pro rata share of one hundred percent (100%) of the equity in Reorganized PublicCo, subject to dilution from any stock issued as equity incentive compensation pursuant to an equity incentive plan. All other existing equity interests of the Company, including warrants, options, restricted stock units and preferred stock units, will be cancelled.

In accordance with the Plan, Reorganized PublicCo will reserve a pool of common stock that it can use to make grants from time to time to directors, employees and consultants of the Reorganized Debtors.

The foregoing descriptions of the TSA and the Plan (including the Preferred Term Sheet) do not purport to be complete and are qualified in their entirety by reference to the full texts of the TSA and the Plan (including the Preferred Term Sheet), which are respectively attached as Exhibit 10.1 and Exhibit 99.1 hereto and are incorporated herein by reference. Further, the foregoing descriptions are subject to the risks and uncertainties and other factors set forth in the “Cautionary Statement Regarding Forward Looking Statements” included under Item 8.01 below.

DIP and Exit Facility Financing

On September 28, 2023, the Company filed a motion with the Bankruptcy Court seeking approval to enter into a Super-Priority Senior Secured Debtor-In-Possession Note Purchase Agreement (the “DIP Note Purchase Agreement”) among the Debtors and the Pre-Petition Secured Parties, pursuant to which, subject to Bankruptcy Court approval, the Company will issue and Broad Street Credit Holdings LLC will fund $30.0 million in debtor-in-possession notes, consisting of $12.0 million of new money (the “DIP New Money Notes”) and a roll up of $18.0 million of Pre-Petition Secured Claims (the “DIP Roll Up Notes”). The proceeds of the DIP New Money Notes will be used to fund restructuring expenses, for working capital and general corporate purposes and, solely with respect to the DIP Roll Up Notes, to effectuate the roll-up of Pre-Petition Obligations, each in accordance with the Bankruptcy Court Orders and a budget approved by the Debtors and the Pre-Petition Secured Parties. Borrowings under the DIP Note Purchase Agreement are expected to accrue interest at a rate of the SOFR Rate plus 8.75% per annum, which will be payable in kind and added to the outstanding principal of the DIP New Money Notes.

The Company is expected to pay a commitment fee equal to 2.0% of the aggregate commitment under the DIP Note Purchase Agreement, which will be payable in kind and added to the principal balance of the DIP New Money Notes on the closing date of the DIP Note Purchase Agreement.

The DIP Note Purchase Agreement will include protections customary for financings of this type and size, including superpriority claims and priming liens on the Debtors’ assets, liens on previously unencumbered assets, in each case subject to certain Permitted Liens, and other protections to be set forth in the orders approving the DIP Note Purchase Agreement. The DIP Note Purchase Agreement will also include conditions precedent, representations and warranties, affirmative and negative covenants, events of default, and other customary provisions.

The TSA further contemplates that Reorganized PublicCo and/or New Subsidiary shall become obligors under an exit financing facility (the “Exit Financing”) consisting of (i) a roll up of the $12.0 million DIP New Money Notes (plus any accrued unpaid interest), (ii) a roll up of $8.0 million of DIP Roll Up Notes (plus any accrued unpaid interest), and (iii) an additional $5.0 million new money committed revolving facility (the “Exit Revolving Facility”). The Exit Financing credit documents will provide for a $10.0 million uncommitted incremental facility and up to a $10.0 million asset-based revolver debt basket (the “ABL Facility”), with terms and conditions to be mutually agreed for each, provided that, as a condition to entry into the ABL Facility, Reorganized PublicCo shall repay any amounts outstanding with respect to the Exit Revolving Facility in full in cash, and the Exit Revolving Facility commitment shall be terminated.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed on Form 8-K with the Securities Exchange Commission on March 31, 2023, the Company received written notice (the “Notification Letter”) from the listing qualifications department of The Nasdaq Stock Market (“Nasdaq”) on March 28, 2023, stating that the Company’s market value of listed securities (“MVLS”) for the last 30 consecutive business was below the required minimum of $35 million for continued listing on Nasdaq under Nasdaq Listing Rule 5550(b)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company had 180 calendar days (or until September 25, 2023) to regain compliance (the “Compliance Period”). The Notification Letter stated that Nasdaq will close the matter and provide written confirmation that the Company has achieved compliance with rule 5550(b)(2) if at any time before September 25, 2023, the Company’s MVLS closes at $35 million or more for a minimum of ten (10) consecutive business days.

On September 26, 2023, the Company received written notice (the “Delisting Letter”) from Nasdaq that the Company has not regained compliance with Nasdaq Listing Rule 5550(b)(2) for the MVLS within the Compliance Period in accordance with Nasdaq Listing Rule 5810(c)(3)(C). Accordingly, unless the Company requests an appeal of this determination, the Company’s securities will be delisted from The Nasdaq Capital Market, trading of the Company’s Common Stock will be suspended at the opening of business on October 5, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission to remove the Company’s securities from listing and registration on Nasdaq. Because the Company expects to receive a notice form Nasdaq that the Common Stock no longer meets the eligibility requirements necessary for listing pursuant to Nasdaq Listing Rule 5110(b) as a result of the Chapter 11 Cases, the Company does not intend to appeal Nasdaq’s determination and, therefore, it is expected that its Common Stock will be delisted. The delisting of the Common Stock would not affect the Company’s post-petition status and does not presently change its reporting requirements under the rules of the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure

On September 28, 2023, the Company issued a press release and an investor presentation, each in connection with the filing of the Chapter 11 Cases. Copies of the press release and investor presentation are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference herein.

Item 8.01	Other Events

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders in the Chapter 11 Cases. The Common Stock may be quoted and traded on an over-the-counter market following delisting.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Debtors’ solicitation and claims agent, Kroll Restructuring Administration LLC (“Kroll”), at https://cases.ra.kroll.com/capstone or by contacting Kroll at 1-844-642-1256 (Toll Free), +1-646-651-1164 (International) or by e-mail at

capstoneinfo@ra.kroll.com. The documents and other information available via such website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including the statement regarding the Chapter 11 Cases and other statements regarding the Company's expectations, beliefs, plans, intentions, and strategies. The Company has tried to identify these forward-looking statements by using words such as "expect," "anticipate," "believe," "could," "should," "estimate," "intend," "may," "will," "plan," "goal" and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: risks attendant to the Chapter 11 bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 process; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Chapter 11 process and on the Company’s liquidity and results of operations (including the availability of operating capital during the pendency of Chapter 11); the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; the Company’s ability to continue funding operations through the Chapter 11 bankruptcy process, and the possibility that it may be unable to obtain any additional funding as needed; the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Note Purchase Agreement and other financing arrangements; objections to the DIP Note Purchase Agreement, or other pleadings filed that could protract Chapter 11; the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the effect of the Chapter 11 filings on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process and risks associated with third-party motions in Chapter 11; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; the impact of litigation and regulatory proceedings; risks related to the restatement previously announced by the Company (including discovery of additional information relevant to the financial statements subject to restatement; changes in the effects of the restatement on the Company’s financial statements or financial results and delay in the filing of the amended 10-K and amended 10-Q’s due to the Company’s efforts to complete the restatement; the time, costs and expenses associated with the restatement; potential inquiries from the SEC and/or Nasdaq; the potential material adverse effect on the price of the Company’s common stock and possible stockholder lawsuits); and expectations regarding financial performance, strategic and operational plans, and other related matters. For a detailed discussion of factors that could affect the Company's future operating results, please see the Company's filings with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Transaction Support Agreement, dated September 28, 2023, by and among Capstone Green Energy Corporation and certain of its subsidiaries, Goldman Sachs Specialty Lending Group, L.P., and Broad Street Credit Holdings LLC.

99.1	Debtors’ Joint Prepackaged Chapter 11 Plan.
99.2	Press Release of Capstone Green Energy Corporation, dated September 28, 2023.
99.3	Investor Presentation of Capstone Green Energy Corporation, dated September 28, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY CORPORATION

Date: September 28, 2023	By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: Executive Chairman, Interim President and Chief Executive Officer